UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box::

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

DOUBLE CROWN RESOURCES, INC.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

WRITTEN CONSENT OF THE SHAREHOLDERS OF DOUBLE CROWN RESOURCES, INC.

IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS

The undersigned, holding a majority of the outstanding shares of Common Stock (as of March 15, 2015) of Double Crown Resources, Inc., a Nevada corporation (the “Corporation”), do hereby consent, pursuant to Section 78.320 of the Nevada Revised Statutes, to the implementation of the following resolutions, in lieu of a special Meeting of the Shareholders of the Corporation, to have the same full force and effect as if passed at a special Meeting of the Shareholders, and is solicited on behalf of the Corporation’s Board of Directors. We have attached a separate consent card to this Written Consent so that you may address each matter presented in this Consent separately. To either consent, not consent or abstain on each issue, please fill out the Consent Card and return it to the Company pursuant to the instructions set forth. Note that you must indicate your approval/disapproval/abstention for each other matter to be passed upon separately by checking the appropriate box. If you do not check a box, your shares will be voted FOR the resolution for which no box is checked.

It is hereby RESOLVED, that the Board of Directors, in lieu of an annual meeting of shareholders of Double Crown Resources, Inc., will by proxy seek election of the existing five Board of Directors named in the accompanying proxy statement to the Board of Directors for the ensuing year or, if earlier, until their successors are duly elected and qualified;

It is hereby RESOLVED, that the Board of Directors, in lieu of an annual meeting of shareholders of Double Crown Resources, Inc., seek to adopt by proxy the attached Bylaws in their entirety.

It is hereby RESOLVED, that the Board of Directors, in lieu of an annual meeting of shareholders of Double Crown Resources, Inc., will by proxy see to file a certificate of change to the Corporation’s articles of incorporation in the appropriate office in its state of incorporation and take any other action necessary to effect and implement the raising of its authorized outstanding shares, without further shareholder action;

IT IS RESOLVED, that the Board of Directors consists of: Jerold S. Drew, CEO/Chairman of the Board; Allen E. Lopez, President; Allan P. Jones, Director; Joseph L. Menton, Director; Tricia Oakley, Corporate Secretary/Treasurer/Director of Corporate Administration.

IT IS FURTHER RESOLVED, that the Bylaws be adopted in their entirety.

IT IS FURTHER RESOLVED, that the Articles of Incorporation are hereby amended to read as follows:

That the Board of Directors be authorized, without further approval of the shareholders, to take all steps necessary to effect, or in its discretion not to effect, the raising of the authorized shares to 1,000,000,000, to be implemented by the Corporation’s Board of Directors in its sole discretion (the “Raising the Authorized”), and further that the Board of Directors be authorized to take all other actions necessary and appropriate to effect the raising of the authorized outstanding shares, if so required.

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AND IT IS HEREBY

FURTHER RESOLVED, that the officers of the Corporation hereby are, and each of them hereby is, authorized to execute and deliver any documents and take any actions necessary to comply with the terms and intent of the foregoing resolutions and to consummate the transactions contemplated hereby and thereby. This consent may be executed in counterparts all of which taken together shall constitute one original consent.

IN WITNESS WHEREOF, the undersigned has executed this Written Consent as of this __ day of _________, 2015.

Name

Address

City, State, Zip Code, Country

E Mail Address

Telephone Number

Number of Shares Owned (as of March 20, 2015)

3

DOUBLE CROWN RESOURCES, INC.

10120 S. Eastern Ave, Suite 200

Henderson, NV 89052

CONSENT CARD FOR

THE WRITTEN CONSENT IN LIEU OF A

SPECIAL MEETING OF SHAREHOLDERS OF

DOUBLE CROWN RESOURCES, INC. SOLICITED ON

BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby grants consent, opposes granting consent or abstains from granting consent with regard to all of the shares of Common Stock of the Company which it has the power to vote as of March 20, 2015. This consent will be applied as specified by the undersigned. If no choice is specified with respect to a certain proposal, this Consent will constitute consent FOR that Proposal as more fully set forth in the Written Consent of the Shareholders of Double Crown Resources, Inc. to which this Consent Card is attached.

Please fill out and sign this card promptly and return to Broadridge via telefax at, via regular mail at P. O. Box 416423, Boston, MA 02241, or via email at BSG IssuerServices@broadridge.com info@doublecrownresources.com.

Resolution 1:

Election of Jerold S. Drew as CEO/Chairman of the Board

☐	☐	☐
Yes	No	Abstain

Election of Allen E. Lopez as President

☐	☐	☐
Yes	No	Abstain

Election of Allan P. Jones as Director

☐	☐	☐
Yes	No	Abstain

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Election of Joseph L. Menton as Director

☐	☐	☐
Yes	No	Abstain

Election of Tricia Oakley as Corporate Secretary/Treasurer/Director of Corporate Administration

☐	☐	☐
Yes	No	Abstain

Resolution 2 — Approval of adopting the new Bylaws of the Company in its entirety as attached hereto.

☐	☐	☐
Yes	No	Abstain

Resolution 3 — Approval of raising the authorized share limit of the Company, as determined by the Company’s Board of Directors.

☐	☐	☐
Yes	No	Abstain

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of this __________ day of __________, 2015.

Name

Address

City, State, Zip Code, Country

E Mail Address

Telephone Number

Number of Shares Owned (as of March 15, 2015)

5

i

DOUBLE CROWN RESOURCES, INC.

10120 S. Eastern Ave, Suite 200

Henderson, NV 89052

NOTICE OF SHAREHOLDER ACTION TO BE TAKEN BY

WRITTEN CONSENT IN March 2015 OR THEREAFTER

The actions, described below, will be approved by written consent if holders holding a majority of the shares of Common Stock (as of March 20, 2015) of the Company submit written consents in favor of such actions. There will be no shareholders’ meeting to take action, and instead the Company is requesting that you fill out and return the consent card attached to this Proxy Statement in order for the shareholders to take action on: 1) elect the five Board of Directors nominees named in the accompanying proxy statement to the Board of Directors for the ensuing year or, if earlier, until their successors are duly elected and qualified; 2) to adopt by proxy in their entirety the attached Bylaws; and 3) the proposal to raise the authorized share limit of the Company’s Common Stock set forth herein.

This Proxy Statement, which is being mailed to shareholders on or about April 3, 2015, is furnished in accordance with the requirements of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, by Double Crown Resources, Inc., a Nevada corporation (the “Company”).

Notice is hereby given that the holders of a majority of the shares outstanding shares of the Company’s Common Stock (as of March 20, 2015) may act by written consent to approve the following actions in lieu of a Special Meeting of Shareholders.

A. To elect the five Board of Directors nominees named in the accompanying proxy statement to the Board of Directors for the ensuing year or, if earlier, until their successors are duly elected and qualified.

B. To approve the adoption of the Bylaws attached hereto in their entirety.

C. To approve the raising of the authorized share limit of the Company’s issued and outstanding Common Stock, as determined by the Company’s Board of Directors.

The Board of Directors has fixed the close of business on March 20, 2015 as the record date (the “Record Date”) for determining shareholders entitled to notice of the Written Consent. Only shareholders of record of the Company’s Common Stock at the close of business on March 20, 2015 are entitled to notice of the written consent.

By the order of the Board of Directors

By:	/s/ Jerold S. Drew
Jerold S. Drew
CEO

Henderson, NV

March 20, 2015

PLEASE BE ASSURED THAT YOUR CONSENT IS IMPORTANT. TO ENSURE THAT YOUR CONSENT WILL BE COUNTED TOWARD THE NUMBER OF SHARES NECESSARY FOR MAJORITY CONSENT, PLEASE SIGN THE ENCLOSED CONSENT FORM AND RETURN TO BROADRIDGE VIA THE INSTRUCTIONS SET FORTH ON THE CONSENT FORM.

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DOUBLE CROWN RESOURCES, INC.

PROXY STATEMENT

FOR WRITTEN CONSENT IN LIEU OF SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is furnished in connection with the solicitation of written consents by and on behalf of the Board of Directors of Double Crown Resources, Inc., a Nevada corporation, with its principal executive offices at 10120 S. Eastern Ave, Suite 200, Henderson, NV 89052 (the “Company”), for a Written Consent in Lieu of a Special Meeting of Stockholders (the “Consent”).

The cost of the solicitation will be borne by the Company. Certain of the officers of the Company may solicit consents by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is expected that this proxy statement and the accompanying written consent will be mailed to stockholders on or about April 3, 2015, immediately upon filing of the Definitive Proxy Statement with the SEC.

The Company’s Board of Directors has fixed the close of business on March 20, 2015 as the record date (“Record Date”) for the Consent. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and give their written consent. As of the Record Date, there were outstanding and entitled to vote 489,306,815 shares of Common Stock, $0.001 par value (the “Common Stock”), of the Company.

Consents will be tabulated by the Company. THE ENCLOSED CONSENT, IF EXECUTED AND RETURNED, WILL BE COUNTED AS SET FORTH AS DIRECTED IN THE CONSENT. THE CONSENT WILL BECOME EFFECTIVE UPON RECEIPT OF EXECUTED CONSENTS CONSTITUTING A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE THEREON. THIS CONSENT IS NOT REVOCABLE.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter to be voted upon pursuant to this Proxy Statement.

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INFORMATION ABOUT THE CONSENT

Voting Procedures

The cost of soliciting the consents to which this Proxy Statement relates will be borne by the Company. In following up the original solicitation of consents by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send soliciting material to the beneficial owners of Common Stock and will, upon request, reimburse them for their expenses. In addition to solicitation by mail, and without additional compensation therefore, consents may be solicited in person or by telephone, facsimile or telegram by officers of the Company and its subsidiaries.

QUESTIONS AND ANSWERS FOR ANNUAL MEETING BY PROXY

Q:	Who is asking for my vote and why am I receiving this document?

A:

The Board of Directors asks that you vote on the matters listed in the WRITTEN CONSENT OF THE SHAREHOLDERS OF DOUBLE CROWN RESOURCES, INC.IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS that are more fully described in this Proxy Statement.

We are providing this Proxy Statement and related proxy card to our shareholders in connection with the solicitation by the Board of Directors of proxies to be voted on. A proxy, if duly executed and not revoked, will be voted in accordance with the specific instructions noted on the proxy and, if it does not contain specific instructions, will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

Q:	Who is entitled to vote?

A:

You may vote if you owned shares of our common stock (“Common Stock”) on March 20, 2015, the date established by the Board of Directors under Nevada law and our by-laws for determining shareholders entitled to notice of and to vote at the Meeting. On the record date, there were outstanding 489,306,815 shares of Common Stock. Each share of Common Stock outstanding on the record date is entitled to one vote.

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Q:	What is a proxy?

A:

A proxy is your legal designation of another person to vote your stock. If you designate someone in writing as your proxy or proxy holder, that document is also called a proxy or a proxy card. Proxies properly executed and received by our Proxy agent prior to the Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?

A:

A voting instruction is the instruction form you receive from your bank, broker or its nominee if you hold your shares of Common Stock in street name. The form instructs you on how to direct your bank, broker or its nominee, as record holder, to vote your shares of Common Stock.

Q:	What am I voting on?

A:	You will be voting on the following matters:

•	Election of the five named nominees to the Board of Directors;

•	Adoption of Bylaws

•	Raising the Authorized Shares of the Company.

Q:	How many votes must be present to hold the Meeting?

A:

In order for the Meeting to be conducted, one-third of the outstanding shares of Common Stock as of the record date must be represented in person or by proxy at the Meeting. This is referred to as a quorum. Abstentions, withheld votes and shares held of record by a bank, broker or its nominee (“broker shares”) that are voted on any matter (including an abstention or withheld vote by broker shares) are included in determining the number of votes present. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

Q:	What vote is needed to elect directors?

A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors.

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Q:	What are the voting recommendations of the Board of Directors?

A:

The Board of Directors recommends that shareholders vote “FOR” all of the proposed nominees for director, vote “FOR” the adoption of the Bylaws in their entirety, and vote “FOR” the raising of the authorized shares.

Q:	How do I vote?

A:

Registered shareholders (shareholders who hold Common Stock in certificated form as opposed to through a bank, broker, or other nominee) may submit their proxies by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope.

Shareholders who hold Common Stock through banks, brokers or other nominees (street name shareholders) who wish to vote at the Meeting should be provided voting instructions on the instruction form provided to them from the institution that holds their shares. If this has not occurred, please contact the institution that holds your shares. Street name shareholders may also be eligible to vote their shares electronically by following the voting instructions provided by the bank, broker or other nominee that holds the shares, using either the toll-free telephone number or the Internet address provided on the voting instruction form, or otherwise complete, date and sign the voting instruction form and return it promptly in the enclosed postage-paid envelope.

The deadline for votes received by mail is 5:00 p.m., Pacific Daylight Time, on May 18, 2015.

Q:	Can I change or revoke my vote?

A:	Any shareholder giving a proxy may change or revoke it at any time before it is voted. A proxy can be changed or revoked by:

•	delivering a later dated proxy, or written notice of revocation, to Broadridge at the address listed under “Shareholder Proposals.”

If you decide to vote by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the proxy card in the event that you decide later to change or revoke your proxy. If you are a shareholder whose stock is held in street name with a bank, broker or other nominee, you must follow the instructions found on the voting instruction form provided by the bank, broker or other nominee, or contact your bank, broker or other nominee in order to change or revoke your previously given proxy.

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Q:	How will my shares be voted if I sign, date and return my proxy card or voting instruction form, but do not provide complete voting instructions with respect to each proposal?

A:

Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” the election of all nominees for director, “FOR” the adoption of the Bylaws, and “FOR” the raising of the authorized shares. As to any other business that may properly come before the Proxy, the persons named in the enclosed proxy card or voting instruction will vote the shares of Common Stock represented by the proxy in the manner as the Board of Directors may recommend, or otherwise in the proxy holders’ discretion. The Board of Directors does not presently know of any other such business.

Q:	How will my shares be voted if I do not return my proxy card or my voting instruction form?

A:

It will depend on how your ownership of shares is registered. If you own your shares as a registered holder, which means that your shares are registered in your name with Corporate Stock Transfer, our transfer agent, your shares will only be voted if Corporate Stock Transfer receives specific voting instructions from you. Otherwise, your unvoted shares will not be represented at the Meeting and will not count toward the quorum requirement, which is explained under “Questions and Answers — How many votes must be present to hold the Meeting?” above.

If you are a shareholder whose shares of Common Stock are held in street name, meaning that your shares are registered in the name of your bank, broker or other nominee, your bank, broker or other nominee may not vote your shares in its discretion (with certain limited exceptions) unless you have provided voting instructions to the bank, broker or its nominee.

Under the rules of the NYSE MKT, LLC (“NYSE MKT”), your broker may vote your shares in its discretion on “routine matters.”

Q:	Where can I find the results of the Meeting?

A:	We intend to announce and publish final results through a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days of the Proxy.

Q:	Who pays for the solicitation of proxies?

A:	We will pay for the cost of the solicitation of proxies.

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Q:	Could other matters be decided at the Meeting?

A:

As of the date of the mailing of this Proxy Statement, the Board of Directors did not know of any other business that might be brought before the Proxy. However, if any other matters should properly come before the Proxy or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

Q:	Where can I find the corporate governance materials?

A:

Our Corporate Governance Guidelines, including our independence standards for members of the Board of Directors, our Code of Conduct and Ethics, are available on our Internet website at http://www.doublecrownresources.com/corporate/code-of-ethics.html and are available in print to any shareholder upon request by contacting our Chairman of the Board as described below.

Q:	How do I communicate with the Board of Directors?

A:

Shareholders and other interested persons may communicate with the full Board of Directors, a specified committee of the Board of Directors or a specified individual member of the Board of Directors in writing, by mail, addressed to Double Crown Resources, Inc., 10120 S. Eastern Ave, Suite 200, Henderson, Nevada 89052, Attention: Chairman of the Board.

The Chairman of the Board and his or her duly authorized agents are responsible for collecting and organizing shareholder communications. Absent a conflict of interest, the Chairman of the Board is responsible for evaluating the materiality of each shareholder communication and determining whether further distribution is appropriate, and, if so, whether to (1) the full Board of Directors, (2) one or more committee members, (3) one or more Board members and/or (4) other individuals or entities.

***********

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Important Notice Regarding the Availability of Proxy Materials in Lieu of the Shareholder Meeting.

The Proxy Statement and our Annual Report on Form 10-K are both available free of charge at http://www.doublecrownresources.com/filings. We will provide without charge to each person to whom this Proxy Statement has been delivered, on the request of any such person, additional copies of our Annual Report on Form 10-K. Requests should be directed to our corporate secretary as described below:

Double Crown Resources, Inc.

10120 S. Eastern Ave, Suite 200

Henderson, Nevada 89052

Attention: Ms. Tricia Oakley, Corporate Secretary

Telephone: (707) 961-6016

We also make available free of charge through our Internet website our Annual Reports on Form 10-K for prior years, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the SEC. The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The persons named below are nominees for election to the Board of Directors at the Proxy. Each nominee has consented to being named as such and to serve as such if elected. Messrs. Drew, Lopez, Jones, and Menton, and Ms. Oakley each presently serve as a director. Proxies will be voted for the election of the persons named below (or if for any reason such persons are unavailable, of such substitutes as the Board of Directors may designate) as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unavailable. Each nominee who is elected will serve as a director until his or her successor is elected at our 2016 annual meeting of shareholders or until his or her earlier resignation or removal.

Set forth below is information concerning the age, principal occupation, employment and directorships during the past five years and positions with the Company of each nominee and director, and the year in which he first became a director of the Company. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that each nominee and director should serve as a director as of the date of this proxy statement, in light of the Company’s business and structure.

Jerold S. Drew; age 56; director since April 2011. Mr. Drew currently holds the positions of Chairman of the Board and Chief Executive Officer of Double Crown Resources, Inc., having first been appointed a director in 2011. In addition to serving as Chairman of the Board and Chief Executive Officer of the Company, for over 30 years, Mr. Drew has been a successful leader in business development and marketing positions ranging from involvement with large-cap public and private companies to joint marketing relationships and successful entrepreneurial business endeavors of his own.

Allen E. Lopez; age 50; director since April 2012. Mr. Lopez accepted the position of President of the Company in October 2013. In addition to serving as President of the Company, for the past 30 years, Allen E. Lopez has worked as a Master Planning Developer in the commercial real estate field and the oil & gas industry. As Director of Oilfield Services with M. Nasr Partners P.C. of Houston, Texas he was responsible for mixed use planned development projects for over ten years. This experience of bringing multiple moving assets together for a common purpose has made Mr. Lopez an ideal choice to handle the oilfield service projects of Double Crown Resources as many of the same skill sets apply. M. Nasr Partners is a recognized leader in the supply of vital materials for a wide range of industrial, energy resource and construction companies.

Allan P. Jones; age 48; director since August 2014. Mr. Jones was appointed as a director in 2014. In addition to serving as a director of the company, Mr. Jones has 15 years of experience in the real estate development industry in sales and marketing, primarily in contract negotiations. Mr. Jones has also worked recently in the oil and gas industry, primarily in the fracturing (frac) sand supply for oilfield service operations. Mr. Jones has experience in research, planning, and organizing projects for both guar gum and frac sand. Mr. Jones meets the needs of the Company for a director with industry experience who can assist the Company as it plans to bid on and fully execute a range of petroleum industry projects.

Joseph L. Menton; age 36; director since August 2014. Mr. Menton was appointed as a director in 2014. In addition to serving as a director of the company, Mr. Menton has 10 years of experience in the building industry, developing mixed use planned development projects. Mr. Menton, a general partner in the family owned business, Menton Builders, Inc., has been the primary developer/builder for many of his own projects where he developed extensive experience in building custom homes, town homes, single/multi-family residences, and multi-use/office retail projects. Mr. Menton also has financial business experience, as well as being a director. Mr. Menton meets the needs of the Company for a director with industry experience who can assist the Company as it plans to bid on and fully execute a range of petroleum industry projects.

Tricia Oakley; age 55; director since July 2014. Ms. Oakley was appointed as a director in 2014. In addition to serving as a director of the company, Ms. Oakley has been the company’s Corporate Secretary since August 2011 and has worked as a legal secretary for over 30 years.

The Board of Directors recommends that shareholders vote “FOR” all of the nominees listed above.

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Board of Directors Meetings

The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring Board of Directors’ approval, and may hold special meetings between scheduled meetings when appropriate. During 2014, the Board of Directors held 8 meetings of the Board of Directors on which the directors then served. Each of the directors attended over 75% of the aggregate of (1) the total number of meetings of all committees of the Board of Directors on which the director then served and (2) the total number of meetings of the Board of Directors, with the exception of Mr. Jones and Mr. Menton.

Executive Officers

The Company had two executive officers during 2014, Mr. Drew, the Chief Executive Officer of the Company, who also serves as the Company’s principal financial officer, and Mr. Lopez, who served as the President of the Company. See Mr. Drew’s biographical information on page 9. Mr. Lopez’s biographical information is set forth on page 9.

Code of Conduct and Ethics

The Code of Conduct and Ethics applies to all employees, including senior executives, and all directors. It is intended, at a minimum, to comply with the listing standards of the NYSE MKT, the Sarbanes-Oxley Act of 2002 and the SEC rules adopted thereunder. Only our Board may waive the provisions of our Code of Conduct and Ethics for executive officers and directors.

There have been no material changes to the procedures by which our shareholders may recommend nominees to the Company’s Board of Directors. Shareholders may recommend nominees to the Company’s Board of Directors by following the instructions set forth in this Proxy Statement under the caption “How do I communicate with the Board of Directors?”

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PROPOSAL 2

PROPOSAL TO AMEND THE COMPANY’S BYLAWS IN ITS ENTIRETY

BYLAWS OF DOUBLE CROWN RESOURCES, INC.

AMENDED AND RESTATED

BYLAWS

OF

DOUBLE CROWN RESOURCES, INC

(A Nevada Corporation)

_________________

[January] 2015

_________________

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DOUBLE CROWN RESOURCES, INC.

BYLAWS

ARTICLE I

OFFICES

1. Registered Office. The registered office of Double Crown Resources, Inc., a Nevada corporation (the “Corporation”), shall be located in the State of Nevada, unless otherwise designated by the Board of Directors.

2. Other Offices. The Corporation may also have offices at such other places, either within or without the State of Nevada, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF SHAREHOLDERS

1. Place. All annual meetings of shareholders shall be held at such place, within or without the State of Nevada, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of shareholders may be held at such place, within or without the State of Nevada, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2. Time of Annual Meeting. Annual meetings of shareholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided that there shall be an annual meeting held every year at which the shareholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

3. Call of Special Meetings. Special meetings of the shareholders, for any purpose or purposes described in the notice of meeting, may be called only by (i) shareholders holding a majority of the outstanding shares of Common Stock of the Corporation; (ii) a majority of the Directors of the Corporation’s Board of Directors; (iii) the Chairman of the Board of the Corporation; or (iv) the President of the Corporation

4. Conduct of Meetings. The Chairman of the Board (or in his absence, the President or such other designee of the Chairman of the Board) shall preside at the annual and special meetings of shareholders and shall be given full discretion in establishing the rules and procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.

5. Notice and Waiver of Notice. Except as otherwise provided by law, written or printed notice stating the place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the day of the meeting, either personally or by first-class mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If the notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first-class. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. If a meeting is adjourned to another time and/or place, and if an announcement of the new time and/or place is made at the meeting before an adjournment is taken, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting. Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before, during or after the time of the meeting stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall be equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice. Attendance of a person at a meeting shall constitute a waiver of (a) lack of or defective notice of such meeting, unless the person objects at the beginning to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering such matter when it is presented.

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Notwithstanding anything to the foregoing stated herein, with respect to (i) any business sought to be brought before an Annual Meeting of Shareholders of the Corporation or (ii) a nomination of a Director at any Annual or Special Meeting of Shareholders at which an election of Directors is to take place, in either case by a Shareholder of the Corporation, such Shareholder must provide notice to the Corporation and each other Shareholder thereof within 10 business days of the date on which the Corporation or another Shareholder sends to the Shareholders of the Corporation written notice of such Annual or Special Meeting. Such Notice shall contain, at a minimum: (i) the Shareholder’s name and mailing address; (ii) the date, time and place of the Meeting (and type) to which the Notice applies; (iii) the nature of the matter (and for an election of Director(s), the identity and qualifications of said Director(s); and (iv) any other information required to ensure that Shareholders entitled to vote on such matter have a clear understanding of the ramifications thereof.

6. Business of Special Meeting. Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.

7. Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of these shares exists with respect to that matter. Except as otherwise provided in the Articles of Incorporation or by law, a majority of the shares entitled to vote on the matter by each voting group, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, but in no event shall a quorum consist of less than one-third (1/3) of the shares of each voting group entitled to vote. If less than a majority of outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. After a quorum has been established at any shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

8. Voting Per Share. Except as otherwise provided in the Articles of Incorporation or by law, each shareholder is entitled to one (1) vote for each outstanding share held by him on each matter voted at a shareholders’ meeting.

9. Voting of Shares. A shareholder may vote at any meeting of shareholders of the Corporation, either in person or by proxy. Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of such corporate shareholder or, in the absence of any applicable bylaw, by such person or persons as the board of directors of the corporate shareholder may designate. In the absence of any such designation, or, in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares. Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name or the name of his or her nominee. Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer thereof into his or her name. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect: (a) if only one votes, in person or by proxy, his or her act binds all; (b) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (c) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest. The principles of this paragraph shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

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10. Proxies. Any shareholder of the Corporation, other person entitled to vote on behalf of a shareholder pursuant to law, or attorney-in-fact for such persons may vote the shareholder’s shares in person or by proxy. Any shareholder, other person entitled to vote on behalf of a shareholder, or attorney-in-fact for a shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form or by electronic transmission. Any type of electronic transaction appearing to have been, or containing or accompanied by such information or obtained under such procedures to reasonably ensure that the electronic transmission was transmitted by such person, shall be deemed a sufficient appointment subject to verification by the Corporation. Without limiting the manner in which a shareholder, other person entitled to vote on behalf of a shareholder, or attorney-in-fact for a shareholder may appoint a proxy to vote or otherwise act for the shareholder pursuant hereto, a shareholder, other person entitled to vote on behalf of a shareholder, or attorney-in-fact for a shareholder may grant such authority by (a) signing an appointment form, or having such form signed by the shareholder’s authorized officer, director, employee, or agent by any reasonable means including, but not limited to, facsimile or electronic signature, or (b) transmitting or authorizing the transmission of an electronic transmission to the person who will be appointed as the proxy or to a proxy solicitation firm, proxy support service organization, registrar, or agent authorized by the person who will be designated as the proxy to receive such transmission. However, an electronic transmission must set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the shareholder, other person entitled to vote on behalf of a shareholder, or attorney-in-fact for a shareholder. If it is determined that the transmission is valid, the inspectors of election or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied. An appointment of a proxy is effective when received by the Secretary of the Corporation or such other officer or agent which is authorized to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form. The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. An appointment of a proxy is revocable by the shareholder unless the appointment form or electronic transmission conspicuously states that it is irrevocable and the appointment is coupled with an interest.

11. Shareholder List. After fixing a record date for a meeting of shareholders, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each. The shareholders’ list must be available for inspection by any shareholder for a period of ten (10) days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation’s principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation’s transfer agent or registrar. Any shareholder of the Corporation or the shareholder’s agent or attorney is entitled on written demand to inspect the shareholders’ list (subject to the requirements of law), during regular business hours and at his or her expense, during the period it is available for inspection. The Corporation shall make the shareholders’ list available at the meeting of shareholders, and any shareholder or the shareholder’s agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

12. Action Without Meeting. Any action required by law to be taken at a meeting of shareholders, or any action that may be taken at a meeting of shareholders, may be taken without a meeting or notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of shareholders taken at such a meeting. In order to be effective the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the Corporation by delivery to its principal office in this state, its principal place of business, the corporate secretary, or another officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent delivered in the manner required by this section, written consents signed by the number of holders required to take action are delivered to the Corporation by delivery as set forth in this section. Any written consent may be revoked prior to the date that the Corporation receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the Corporation at its principal office or received by the corporate secretary or other officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Within 10 days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action, and if the action be such for which dissenters’ rights are provided under Nevada law, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with Nevada law regarding the rights of dissenting shareholders.

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13. Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purposes, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than one hundred twenty (120) days, and, in case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which the notice of the meeting is mailed or the date on which the resolutions of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 13, such determination shall apply to any adjournment thereof, except where the Board of Directors fixes a new record date for the adjourned meeting or as required by law.

14. Inspectors and Judges. The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment(s) thereof. If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, and consents, hear and determine all challenges and questions arising in connection with the right to vote, count, and tabulate votes, ballots, and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question, or matter determined by him or them, and execute a certificate of any fact found by him or them.

15. Voting for Directors. Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

16. Removal of Directors. Such removal shall be solely with cause. For purposes of this paragraph, “with cause” shall mean (i) the Director’s conviction for the commission of any act or acts constituting a felony under the laws of the United States or any state thereof or the breach of any securities law or regulation, (ii) action by the Director toward the Corporation involving dishonesty (other than good faith expense account disputes), (iii) the Director’s refusal to abide by or follow written directions of the Board of Directors, (iv) the Director’s gross nonfeasance which does not cease within ten (10) business days after notice regarding such nonfeasance has been given to the Executive by the Corporation; and (v) the material breach of any written agreement between the Director (acting in any capacity) and the Corporation or any written policy or policy regarding confidentiality, noncircumvention or noncompetition, whether verbal or written, of the Corporation.

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ARTICLE III

DIRECTORS

1. Number, Election and Term. The number of directors of the Corporation shall be fixed from time to time, within any limits specified by the Articles of Incorporation, by resolution of the Board of Directors; provided, however, no director’s term shall be shortened by reason of a resolution reducing the number of directors. The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article, and each director elected shall hold office for the term for which he is elected and until his successor is elected and qualified or until his earlier resignation, removal from office or death. Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Nevada, shareholders of the Corporation, or citizens of the United States. Any director may be removed at any time, with or without cause, at a special meeting of the shareholders called for that purpose.

2. Vacancies. A director may resign at any time by delivering written notice to the Corporation, the Board of Directors, or the Chairman of the Board. Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date, in which event the Board of Directors may fill the pending vacancy before the effective date if they provide that the successor does not take office until the effective date. Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the size of the Board of Directors shall be filled by the affirmative vote of a majority of the current directors, though less than a quorum of the Board of Directors, or may be filled by an election at an annual or special meeting of the shareholders called for that purpose, unless otherwise provided by law. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, or until the next election of one or more directors by shareholders if the vacancy is caused by an increase in the number of directors.

3. Powers. Except as provided in the Articles of Incorporation and by law, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.

4. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada.

5. Annual Meeting. The first meeting of each newly elected Board of Directors shall be held, without call or notice, immediately following each annual meeting of shareholders.

6. Regular Meetings. Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

7. Special Meetings and Notice. Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two directors. Written notice of special meetings of the Board of Directors shall be given to each director at least forty-eight (48) hours before the meeting. Except as required by law, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Notices to directors shall be in writing and delivered personally or mailed to the directors at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be received. Notice to directors may also be given by telegram, teletype, or other form of electronic communication. Notice of a meeting of the Board of Directors need not be given to any director who signs a written waiver of notice before, during or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

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8. Quorum; Required Vote; Presumption of Assent. A majority of the number of directors fixed by, or in the manner provided in, these bylaws shall constitute a quorum for the transaction of business; provided, however, that whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled. The act of a majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors. A director of the Corporation who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken shall be presumed to have assented to the action taken, unless the director (a) objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting specific business at the meeting, or (b) votes against or abstains from the action taken.

9. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this Section 9 shall have the effect of a meeting vote and may be described as such in any document.

10. Conference Telephone or Similar Communications Equipment Meetings. Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

11. Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation except where the action of the full Board of Directors is required by law. Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board of Directors, by resolution adopted in accordance with this Article, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee. Vacancies in the membership of a committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

12. Compensation of Directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

13. Chairman of the Board. The Board of Directors may, in its discretion, choose a Chairman of the Board who shall preside at meetings of the shareholders and of the directors and shall be an ex officio member of all standing committees. The Chairman of the Board shall have such other powers and shall perform such other duties as shall be designated by the Board of Directors. The Chairman of the Board shall be a member of the Board of Directors but no other officers of the Corporation need be a director. The Chairman of the Board shall serve until his successor is chosen and qualified, but he may be removed at any time by the affirmative vote of a majority of the Board of Directors.

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ARTICLE IV

OFFICERS

1. Positions. The officers of the Corporation shall consist of a CEO, a President, a Secretary, and a Treasurer, and, if elected by the Board of Directors by resolution, a Chairman of the Board and/or one or more Vice Presidents. Any two or more offices may be held by the same person.

2. Election of Specified Officers By Board. The Board of Directors at its first meeting after each annual meeting of shareholders shall elect a CEO, a President, a Secretary, a Treasurer, and may elect one or more Vice Presidents.

3. Election or Appointment of Other Officers. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the CEO of the Corporation. The Board of Directors shall be advised of appointments by the CEO at or before the next scheduled Board of Directors meeting.

4. Salaries. The salaries of all officers of the Corporation to be elected by the Board of Directors pursuant to this Section 2 shall be fixed from time to time by the Board of Directors or pursuant to its discretion. The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the CEO of the Corporation or pursuant to his direction.

5. Term; Resignation. The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer or agent elected or appointed by the Board of Directors or the CEO of the Corporation may be removed, with or without cause, by the Board of Directors. Any officers or agents appointed by the CEO of the Corporation pursuant to Section 3 of this Article may also be removed from such officer positions by the CEO, with or without cause. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the CEO of the Corporation, by the President or the Board of Directors. Any officer of the Corporation may resign from his respective office or position by delivering notice to the Corporation. Such resignation is effective when delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date.

6. Chief Executive Officer. The Chief Executive Officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of the Chairman of the Board or in the event the Board of Directors shall not have designated a chairman of the board, the President shall preside at meetings of the shareholders and the Board of Directors.

7. President. The President, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Chief Executive Officer, perform the duties and exercise the powers of the CEO. The President shall perform such other duties and have such other powers as the Board of Directors shall prescribe or as the CEO may from time to time delegates.

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8. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the shareholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or CEO, or President, under whose supervision the Secretary shall be. The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it.

9. Treasurer. The Treasurer shall have the custody of corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his transactions as treasurer and of the financial condition of the Corporation. Unless otherwise specified by the Board of Directors, the Treasurer shall be the Corporation’s Chief Financial Officer.

10. Other Officers, Employees, and Agents. Each and every other officer, employee, and agent of the Corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him by the Board of Directors, the officer so appointing him and such officer or officers who may from time to time be designated by the Board of Directors to exercise such supervisory authority.

ARTICLE V

CERTIFICATES FOR SHARES

1. Issue of Certificates. The Corporation shall deliver certificates representing all shares to which shareholders are entitled; and such certificates shall be signed by the Chairman of the Board, Chief Executive Officer, President, and by the Secretary or an Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof.

2. Legends for Preferences and Restrictions on Transfer. The designations, relative rights, preferences, and limitations applicable to each class of shares and the variations in rights, preferences, and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge. Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions. If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, and registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

“THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.”

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3. Facsimile Signatures. The signatures of the Chairman of the Board, the Chief Executive Officer, the President, and the Secretary or Assistant Secretary upon a certificate may be facsimiles, if the certificate is manually signed by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of the issuance.

4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

5. Transfer of Shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

6. Registered Shareholders. The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

7. Redemption of Control Shares. As provided by the Nevada Business Corporation Act, if a person acquiring control shares of the Corporation does not file an acquiring person statement with the Corporation, the Corporation may redeem the control shares at fair market value at any time during the 60-day period after the last acquisition of such control shares by such acquiring person. If a person acquiring control shares of the Corporation files an acquiring person statement with the Corporation, the control shares may be redeemed by the Corporation only if such shares are not accorded full voting rights by the shareholders as provided by law.

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ARTICLE VI

GENERAL PROVISIONS

1. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of the Articles of Incorporation.

2. Reserves. The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

4. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year unless otherwise fixed from time to time by resolution of the Board of Directors.

5. Seal. The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

6. Gender. All words used in these Bylaws in the masculine gender shall extend to and shall include the feminine and neuter genders.

ARTICLE VII

AMENDMENTS OF BYLAWS

Unless otherwise provided by law, these Bylaws may be altered, amended, or repealed or new Bylaws may be adopted by action of the Board of Directors.

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PROPOSAL 3

PROPOSAL TO AUTHORIZE THE COMPANY TO EFFECT THE RAISING OF
THE AUTHORIZED SHARE LIMIT OF THE COMPANY’S COMMON STOCK,
AS DETERMINED IN THE SOLE DISCRETION OF ITS BOARD OF DIRECTORS

Overview

The Company’s shareholders are being asked to approve the raising of the authorized share limit of its outstanding Common Stock as determined in the sole discretion of the Board of Directors. The Board has adopted a resolution (i) declaring the advisability of raising the authorized share limit, subject to Stockholder approval, (ii) in connection therewith, a form of change to the Articles of Incorporation to effect the raising of the authorized share limit, subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect the raising of the authorized share limit, without further approval or authorization of the Company’s stockholders, at any time between now and September 30, 2015. If the proposed raising of the authorized share limit is approved, the Board would have the discretion to elect, as it determines to be in the best interests of the Company and its Stockholders, to effect the raising of the authorized share limit at any time before September 30, 2015. The Board may elect not to implement the approved raising of the authorized share limit at its sole discretion. The Board believes that approval of a proposal granting this discretion to the Board provides the Board with appropriate flexibility to achieve the purposes of the raising of the authorized share limit, if implemented, and to act in the best interests of the Company and its Stockholders.

The Purpose for Which the Board Would Effect the Raising of the Authorized Share Limit

In order to affect an orderly restructuring of the Company’s balance sheet and capital structure, and to finance the business plan, the Company has determined to attempt to raise the authorized share limit of its common stock. The purpose of restructuring the balance sheet is to provide sufficient shares to meet the Company’s outstanding obligations, such as reserving sufficient shares to cover conversion of its current and future financed convertible indebtedness to a level which it believes is more in line with a typical capital structure which would be more attractive to potential future investors and financial institutions. The Company also desires to have shares available to raise further capital if needed to achieve its business plan.

The share price of the Company’s Common Stock has closed at less than $.02 for most of the past six months. With the shares trading at this level, small moves in absolute terms in the price per share of the Company’s Common Stock translate into disproportionately large swings in the price on a percentage basis. Thus, the Board of Directors believes that raising the authorized share limit could decrease price volatility.

Increasing the number of outstanding shares of our Common Stock through the raising of the authorized share limit is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the raising of the authorized share limit, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the raising of the authorized share limit or that the market price of our Common Stock will not decrease in the future.

Therefore, the Board of Directors believes that it is in the best interests of its stockholders for the Board to obtain the authority to implement the raising of the authorized share limit. If the stockholders approve this proposal, the Board would carry out the raising of the authorized share limit only upon the Board’s determination that raising the authorized share limit would be in the best interests of the stockholders at that time.

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To accomplish raising the authorized share limit, the Company would file a certificate of change to the Articles of Incorporation with the Secretary of State of the State of Nevada. The form of certificate of change to the Articles of Incorporation to accomplish the proposed raising of the authorized share limit is attached to this Proxy Statement as Exhibit A. The text of the certificate of change to the Articles of Incorporation is subject to modification to include such changes as may be required by the laws of the State of Nevada and as the Board of Directors deems necessary and advisable to affect the raising of the authorized share limit. If the Board elects to implement the raising of the authorized share limit, the number of issued and outstanding shares of the Common Stock would be increased to 1,000,000,000. The raised authorized share limit would become effective upon filing the certificate of change to the Articles of Incorporation with the Secretary of State of the State of Nevada. No further action on the part of Stockholders would be required to either effect or abandon the raised authorized share limit. If the Board does not implement the raising of the authorized share limit prior to September 30, 2015, the authority granted in this proposal to implement the raising of the authorized share limit will terminate. The Board reserves its right to elect not to proceed and abandon the raising of the authorized share limit if it determines, in its sole discretion, that this proposal is no longer in the best interests of its stockholders.

Potential Effects of the Proposed Raising of the Authorized Share Limit

The immediate effect of raising the authorized share limit would be to increase the number of authorized shares of the outstanding Common Stock. However, the effect of any raising of the authorized share limit upon the market price of the Common Stock cannot be predicted, and the history of raising the authorized share limit for companies in similar circumstances sometimes improves stock performance, but in many cases does not. There can be no assurance that the trading price of the Common Stock after the raising of the authorized share limit will rise in proportion to the increase in the number of shares of the Common Stock outstanding as a result of the raising of the authorized share limit or remain at an increased level for any period. Also, there is no assurance that raising the authorized share limit would not eventually lead to an increase in the trading price of the Common Stock, that the Company will be able to meet the listing requirements of any major exchange. The trading price of the Common Stock may change due to a variety of other factors, including operating results, other factors related to business and general market conditions.

You may also experience future potential substantial dilution of your percentage of ownership of the equity in the Company as a result of this raising of authorized share limit. While the raising of the authorized share limit itself does not result in a dilution, it makes available a substantial number of shares for future transactions by the Company, the consummation of which could result in dilution.

We present a table below that shows the current number of shares of Common Stock issued and outstanding and the number of shares authorized as well as the number of shares which will be available to issue after the raising of the authorized share limit. There will be 510,693,185 shares available for issuance post raising of the authorized share limit.

In this Proposal, we look to implement an increase in the authorized share limit. Herein below is a table which shows the number of shares of Common Stock issued and outstanding, authorized and reserved and authorized and unreserved as a result of an increase in the authorized share limit.

	Current	Post Raising
Number of shares of Common Stock issued and outstanding:	489,306,815	1,000,000,000
Number of shares of Common Stock authorized and available for issuance:	10,693,185	510,693,185
Number of shares of Common Stock authorized:	500,000,000	1,000,000,000

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Effects on Ownership by Individual Stockholders

If the Company implements the raising of the authorized share limit, the number of shares of the Common Stock held by each Stockholder would not be affected.

Effect on Options, Warrants and Other Securities

In addition, all outstanding options, warrants and other securities entitling their holders to purchase shares of the Common Stock would not be affected.

Other Effects on Outstanding Shares

If the raising of the authorizing share limit is implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the raising of the authorized share limit. Each share of Common Stock issued pursuant to the raising of the authorized share limit would be fully paid and non-assessable.

Authorized Shares of Common Stock

The raising of the authorized share limit, if implemented, would change the number of authorized shares of the Common Stock as designated by the Articles of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance under the Company’s authorized but unissued Common Stock would increase.

The additional shares of Common Stock that would become available for issuance if the raised authorized share limit is approved could also be used by the Company’s management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the Stockholders or in which the Stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the proposed raising of the authorized share limit has been prompted by business and financial considerations, Stockholders nevertheless should be aware that approval of the proposal could facilitate future efforts by Company management to deter or prevent a change in control of the Company. The Board has no plans to use any of the additional shares of Common Stock that would become available following the approval of the raised authorized share limit, if any, for any such purposes.

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Procedure for Implementing the Proposed Raising of the Authorized Share Limit

If Stockholders approve the raising of the authorized share limit, the Board may elect whether or not to declare the raised authorized share limit at any time before September 30, 2015. The raised authorized share limit would be implemented by filing the certificate of change to the Articles of Incorporation with the appropriate Secretary of State, and the raised authorized share limit would become effective on the date the filing is accepted by the Secretary of State.

As of the effective date of the raised authorized share limit, each certificate representing shares of the Common Stock before the raising of the authorized share limit would be deemed, for all corporate purposes, to evidence ownership of the number of shares of the Common Stock resulting from the raising of the authorized share limit.

The Board of Directors, working in conjunction with its advisors, has developed a strategic plan designed to restructure and recapitalize the Company, accelerate the new business plan, accelerate mining development and production, and to continue exploration. The principal features of the plan encompass a recapitalization and balance sheet restructuring (which may include a reverse stock split, a debt-for-equity exchange, a land-for-debt exchange and a new capital raise to fund the business plan expansion into the minerals supply and oil and gas service industry, and mining exploration and development) and an operational and management restructuring.

The recapitalization and balance sheet restructuring phase of the plan is currently expected to include:

•

a raising of the authorized share limit, thereby increasing the common shares outstanding to approximately 1.1 billion and eliminating the Company’s convertible indebtedness due to lack of sufficient authorized and unissued common shares;

•	a debt-for-equity exchange with the holders of its convertible indebtedness, thereby eliminating the majority of the Company’s indebtedness;

•	the raising of new equity capital

The Company anticipates completing these recapitalization and balance sheet restructuring transactions by about mid-year 2016.

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Accounting Consequences

The par value per share of the Common Stock would remain unchanged after the raising of the authorized share limit. As a result, on the effective date of the raised authorized share limit, the stated capital on the balance sheet attributable to the Common Stock will be increased proportionally, from its present amount. The per share Common Stock net income or loss and net book value will be decreased because there will be more shares of the Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the raised authorized share limit.

Fractional Shares

The Company will not issue fractional shares in connection with the raising of the authorized share limit.

No Appraisal Rights

Under Nevada Corporation Law, shareholders are not entitled to appraisal rights with respect to the proposed or certificate of change to the Articles of Incorporation to affect the raising of the authorized share limit.

The form of certificate of change to the Articles of Incorporation is attached as Exhibit A to this proxy statement.

Vote Required

Under applicable law, the approval of the Proposals requires the affirmative vote of a majority of the shares of the Company’s common stock outstanding and entitled to vote on these Proposals. Unless otherwise indicated, properly executed consents will be voted in favor of Proposals 1, 2, and 3.

The Board of Directors recommends a vote FOR Proposals 1, 2, and 3.

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POTENTIAL ANTI-TAKEOVER EFFECT OF CERTAIN PROVISIONS

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. By increasing the number of shares available to authorize and issue, the Company has caused a potential anti-takeover effect by creating potential dilution to the number of outstanding shares. Such dilution will cause a party attempting a takeover to be required to buy more shares of the Company stock and to expend additional resources to accomplish such a measure.

Other matters presented herein, if approved by the shareholders, could also have potential anti-takeover effects as discussed above with respect to the description of those provisions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, if the Proposal is passed, which is not shared by all other stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 15, 2015the record date set by the Company’s Board of Directors, the total number of shares owned beneficially by each of Company’s directors and officers, individually and as a group, and the present non director, officer, employee owners of 5% or more of total outstanding shares. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. Applicable percentages are based on 489,306,815 shares outstanding on March 20, 2015.

Title of Class Owned or into Which Warrants/Options are Convertible	Name and Address of Beneficial Owner (and Title for Employees,Officers and Directors)	Amount and Nature of Beneficial Ownership (B)	Percent of Class (A)
Officers and Directors

Common Stock	Jerold S. Drew – Director & CEO 10120 S. Eastern Ave, Suite 200 Henderson, NV 89052		5,000,000.01%

Common Stock	Allen E. Lopez – Director & President 10120 S. Eastern Ave, Suite 200 Henderson, NV 89052		5,000,000.01%

Common Stock	Tricia Oakley – Director, Secretary & Treasurer 10120 S. Eastern Ave, Suite 200 Henderson, NV 89052		3,017,428.006%

Common Stock	Joseph L. Menton, Director 10120 S. Eastern Ave, Suite 200 Henderson, NV 89052		300,000.0006%

Common Stock	Allan P. Jones, Director 10120 S. Eastern Ave, Suite 200 Henderson, NV 89052		3,057,606.006%

All Officers and Directors as a Group			16,375,034.0326%

_____________

*(A) =

Percentages reflect ownership based solely on Company records, as if no stock issued has been sold, and as if all warrants owned on March 20, 2015 were exercised. Does not take into account any convertible debentures owned, which are currently convertible.

*(B) =	Direct Beneficial Ownership.

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Executive and Director Compensation

SUMMARY COMPENSATION TABLE

Name and Principal	Annual Compensation				Long-Term Compensation AwardsSecurities Underlying	Stock Grant
Position	Year	Salary($)		Bonus($)	Options(#)	Compensation($)	TOTAL
Jerold S. Drew, CEO	2014	$35,500	(1)				$35,500
	2013	$18,912	(1)				$18,912

Allen E. Lopez, President	2014	$80,505	(2)				$80,505
	2013	$146,100	(2)				$146,100

Tricia Oakley, Secretary	2014	$-0-	(3)				$-0-
	2013	$-0-	(3)				$-0-

Allan P. Jones, Director	2014	$-0-	(4)				$-0-

Joseph L. Menton, Director	2014	$-0-	(5)				$-0-

(1)

Mr. Drew received $18,912 (2013) and $35,500 (2014) in advances against expenses from the Company for which supporting receipts were not provided; thus, according to our policy, this amount was classified as compensation.

(2)

Mr. Lopez received $146,100 (2013) and $80,505 (2014) in advances against expenses from the Company for which supporting receipts were not provided; thus, according to our policy, this amount was classified as compensation.

(3)

Ms. Oakley received 10,000,000 restricted shares on August 30, 2013; the closing bid price for the shares on that day was $0.0215 per share. During the first quarter of 2015, Ms. Oakley has returned her 2013 stock awards, as well as her 2011 stock awards, to the company.

(4)	Mr. Jones has not received cash or issued stock since becoming a Director in 2014.
(5)	Mr. Menton has not received cash or issued stock since becoming a Director in 2014.

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Stock Options

During 2014, we did not issue stock options to any officer or director.

Compensation of Directors

The following table summarizes any compensation given between 2011 and 2014:

DIRECTOR COMPENSATION TABLE

Name	Year	Fees Paid in Cash(1)	Stock Awards	Fair Value of Stock Grant at Issue Date	Option Awards	Fair Value of Options at Grant Date	All Other Compensation	Total

Jerold S. Drew	2011	$—	5,000,000	$39,500	—	$—	$—	$39,500

Allen E. Lopez	2012	—	5,000,000	50,000	—	—	—	50,000

Tricia Oakley	2011	—	3,017,428	23,700	—	—	—	23,700

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

There were no delinquent filings in 2014, to the Company’s actual knowledge.

DIRECTOR CANDIDATE NOMINEES FOR 2015 ANNUAL MEETING

Stockholders wishing to propose nominees for directors for next year’s Annual Meeting of Stockholders should submit such proposed nominees to us by the date that stockholder proposals for next year’s Proxy Statement must be received. Refer to “Stockholder Proposals for Annual Meeting in 2015.” All nominees proposed by stockholders will be considered by the board of directors in making its nominations for directors, but not every proposed nominee will be accepted. Stockholders also have the right to nominate persons for election as directors in accordance with procedures set forth in our By-Laws.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

The date has not been set for our 2016 Annual Meeting of Shareholders. If a stockholder wishes to submit a stockholder proposal pursuant to Rule 14a-5(e) of the Exchange Act for inclusion in our Proxy Statement for the 2016 Annual Meeting of Stockholders, we must receive such proposal and supporting statements, if any, at our principal executive office at a reasonable time before we begin to print our annual meeting proxy statement. A stockholder’s notice to our secretary must set forth as to each matter the stockholder proposes to bring before the 2016 Annual Meeting of Stockholders: (1) a brief description of the business desired to be brought before the 2016 Annual Meeting of Stockholders; (2) the reason(s) for conducting such business at the 2016 Annual Meeting of Stockholders; (3) the name and record address of the stockholder proposing such business; (4) the class and number of our shares that are beneficially owned by the stockholder proposing such business; and (5) any financial interest in the proposed business of the stockholder proposing such business.

If a stockholder wishes to submit a stockholder proposal outside of Rule 14a-5(e) to be brought before the 2016 Annual Meeting of Stockholders, the stockholder must give timely notice in writing to our secretary. We must receive such notice at our principal executive office not less than 60 days nor more than 90 days prior to the date of the 2016 Annual Meeting of Stockholders, pursuant to our By-Laws.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS

HOUSEHOLDING INFORMATION: As permitted by the SEC’s proxy statement rules, we will deliver only one copy of this proxy statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of our annual reports or proxy statements may request delivery of a single copy. Such a request must be directed to the Shareholders Department of the transfer agent by phone at 1-702-818-5898 or by mail to Empire Stock Transfer, 1859 Whitney Mesa Drive, Henderson, NV 89014, Attention: Shareholders Department. Each request must include the name of the stockholder, the name of his brokerage firm and the account number of his brokerage account. Please allow 78 hours from receipt by the transfer agent for any such request to take effect.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company files reports, proxy and Proxy Statements and other information with the SEC. Such reports, statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. Furthermore, the SEC maintains a Web site that contains reports, proxy and Proxy Statements and other information regarding the Company. The address of such Web site is http://www.sec.gov.

March 20, 2015	By:	/s/ Jerold S. Drew
	Name:	Jerold S. Drew
	Title:	CEO

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EXHIBIT A

CERTIFICATE OF CHANGE TO ARTICLES OF INCORPORATION OF DOUBLE CROWN
RESOURCES, INC.

The undersigned hereby certifies as follows:

ONE: That they are the CEO and Secretary, respectively, of Double Crown Resources, Inc., a Nevada Corporation (the “Corporation”).TWO: That, at a meeting of the Board of Directors held on December 8, 2014 which was approved by a subsequent stockholders’ vote, the Corporation resolved to amend its Articles of Incorporation, as follows:

IT IS RESOLVED, that the Bylaws as stated in this proxy have been approved and adopted and are restated in their entirety as the Bylaws of Double Crown Resources, Inc.

IT IS ALSO RESOLVED, that the Articles of Incorporation are hereby amended to read as follows:

That the Board of Directors be authorized, without further approval of the shareholders, to take all steps necessary to effect, or in its discretion not to effect, the raising of the authorized share limit of the Corporation’s issued and outstanding Common Stock of the Corporation to 1,000,000,000, to be implemented by the Corporation’s Board of Directors in its sole discretion (the “Raised Authorized Share Limit”), and further that the Board of Director be authorized to take all others actions necessary and appropriate to effect such raising of the authorized share limit if so required.

THREE: This change was approved by the required vote of stockholders in accordance with the Corporation’s law of the state of Nevada. The total number of outstanding shares of each class entitled to vote for the change was 489,306,815. The number of shares of each class voting for the change equaled or exceeded the vote required. The change was approved by a vote of ___ . shares, or .% of all shares entitled to vote.

Dated:

We the undersigned, hereby declare under penalty of perjury, in accordance with the laws of the state of Nevada, that we are the CEO and Secretary of the above-referenced Corporation, that we executed this Certificate of Amendment to the Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct.

By:    ________________________________

Title: ________________________________

By:    ________________________________

Title: ________________________________

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